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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                          Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  March 25, 1996


                               FORUM GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Indiana                       0-6350                   61-0703072
 (State of incorporation)         (Commission File No.)        (IRS Employer
                                                             Identification No.)


11320 Random Hills Road, Suite 400
Fairfax, Virginia                                                         22030
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (703) 277-7000


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         (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     A change in control of the Registrant occurred on March 25, 1996, when FG Acquisition Corp. ("Acquisition"), an Indiana corporation and a wholly owned subsidiary of Marriott International, Inc. ("Marriott"), a Delaware corporation, acquired 22,341,879 shares, or approximately 99.1% of the outstanding shares, of common stock, without par value (the "Common Stock") of the Registrant, pursuant to a tender offer (the "Tender Offer") that expired on March 23, 1996. Such shares were acquired for total cash consideration of $290,444,427 ($13.00 per
share).   Funds for the acquisition were provided by a loan from Marriott to
Acquisition. Marriott used general corporate funds to make the loan, including proceeds from public and private issuances of debt of Marriott, as well as cash from operations.

     Prior to the completion of the Tender Offer, each of Forum Holdings, L.P. and Apollo FG Partners, L.P. had beneficially owned approximately 40.6% of the Common Stock.

     The remaining 197,952 shares of outstanding Forum Common Stock that are not owned by Acquisition will be converted into the right to receive $13.00 per share, in cash, upon the merger of Acquisition with and into the Registrant (the "Merger"). The Merger, which is provided for in the Agreement and Plan of Merger, dated as of February 15, 1996, by and among the Registrant, Marriott and Acquisition (the "Merger Agreement") is expected to be completed by June 1996. The Merger Agreement is filed as Exhibit 10.1 hereto.

     Pursuant to the Merger Agreement, on March 25, 1996, Marriott designated six nominees, each of whom was appointed on that date as a director of the nine-member board of directors of the Registrant, by action taken by the three continuing directors of the Registrant.

     The News Release attached as Exhibit 99.1 hereto provides additional information regarding the foregoing, and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
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          Exhibit 10.1   Agreement and Plan of Merger, dated as of February 15,
                         1996, by and among Forum Group, Inc., Marriott International, Inc. and FG Acquisition Corp. (incorporated by reference to Exhibit 1 to the Schedule 14d-9 filed by Forum Group, Inc. with the Securities Exchange Commission on February 23, 1996).

          Exhibit 99.1.  News Release, dated March 25, 1996.

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SIGNATURES

     Under the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             FORUM GROUP, INC.



                                             By:   /s/ EDWARD L. BEDNARZ
                                                   -----------------------------
                                                   Name:  Edward L. Bednarz
                                                   Title: Vice President


Date: April 9, 1996.

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